UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 28, 2011

BODISEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32616 (Commission File Number)	98-0381367 (I.R.S. Employer Identification No.)

Room 2001, FanMeiBuilding
No. 1 NaguanZhengjie
Xi’an, Shaanxi
People’s Republic of China  710068
(Address of principal executive offices) (zip code)

(86) 011-86-29-87074957
(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor,
New York, NY 10006
Tel: (212) 930 9700
Fax: (212) 930 9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 28, 2011, Bo Chen resigned as Chief Executive Officer and President of Bodisen Biotech, Inc. (the “Company”), effective April 29, 2011, and he will continue to serve as the Chairman of the Company’s Board of Directors.  There was no disagreement or dispute between Bo Chen and the Company which led to his resignation.

On April 28, 2011,Chunsheng Wang resigned as Chief Operating Officer of the Company, effective April 29, 2011.  There was no disagreement or dispute between Chunsheng Wang and the Company which led to her resignation.

On April 29, 2011, the board of directors of the Company appointed Lin Wang as Chief Executive Officer and President of the Company effective immediately. There is no understanding or arrangement between Lin Wang and any other person pursuant to which Lin Wang was selected as the Chief Executive Officer and President of the Company.  Lin Wang is the brother of Qiong Wang, a director of the Company.  Except as described above, Lin Wang does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.  Lin Wang did not receive any compensation in connection with her appointment as Chief Executive Officer and President.

On April 29, 2011, the board of directors of the Company appointed Chuangjun Yang as Chief Operating Officer of the Company effective immediately. There is no understanding or arrangement between Chuangjun Yang and any other person pursuant to which Chuangjun Yang was selected as Chief Operating Officer of the Company.  ChuangjunYang does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer. Chuangjun Yang did not receive any compensation in connection with his appointment as Chief Operating Officer.

Mr. Wang Lin has been general manager of Bodisen Biotech, Inc. since 1999.  From 1997 to 1999, Mr. Wang worked atYangling Kangyuan Agricultural Chemical Co. Ltd, a fertilizer company where he was general manager.  Mr. Wang graduated from Northwest Agriculture University in 1989.  Mr. Wang Lin holds an agronomist certification.

Mr. Yang has worked at Bodisen Biotech, Inc. since 2003, holding various positions including accounting department manager and assistant to the President.  From 2002 to 2003, Mr. Yang was an accounting manager at Wugong Shenguo Co. Ltd., a beverage company.  Mr. Yang graduated from Northwest Technology University in 1996 with a degree in accounting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2011	BODISEN BIOTECH, INC.

By: /s/ Lin Wang
Lin Wang
Chief Executive Officer